UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 28, 2010
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (IRS Employer Identification No.)

4000 MacArthur Boulevard Newport Beach, California	92660-3095
(Address of Principal Executive Offices)	(Zip Code)
(949) 483-4600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
On October 28, 2010, Registrant disclosed its earnings for the fourth fiscal quarter of 2010 in a press release and is furnishing a copy of the press release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. In addition, Registrant will discuss its financial results during a webcast and teleconference call today at 5:00 p.m. (EST). To listen to the conference call via telephone, dial (866) 650-4882 (in the U.S. and Canada) or (706) 679-7338 (from other international locations); participant pass code: Conexant; Conference ID number: 16690377. To listen via the Internet, visit the Investor Relations section of Conexant’s Web site at http://ir.conexant.com. Shortly after the call concludes, a playback of the call will be accessible on Conexant’s Web site at www.conexant.com or by calling (800) 642-1687 (U.S. and Canada) or (706) 645-9291 (other international locations); conference ID: 16690377. The press release is attached herewith as Exhibit 99.1 and is incorporated herein by reference.
The non-GAAP financial measures contained in the attached press release are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude non-cash and non-core operating and non-operating items as described in the GAAP to Non-GAAP Core Adjustments section in the press release and in the discussion below. The GAAP to Non-GAAP Core Adjustments exclude (i) recognized gains and losses related to (a) the sale of equity securities, (b) changes in the fair value of the warrant to purchase shares of Mindspeed Technologies, Inc. common stock, (c) other investments accounted for using the equity method of accounting, (d) other-than-temporary impairment of marketable securities and cost based investments, (e) interest expense adjustments, (f) debt discount and debt issuance cost amortization (g) the sale of intellectual property, (h) losses on repurchase and exchange of debt, (i) asset impairments, (j) loss on termination of swap, (k) recognized cumulative translation adjustments, and (l) other non-Core adjustments including environmental remediation charges and charges to inventory (ii) restructuring and other charges related to the Company’s business restructurings, (iii) amortization of intangible assets resulting from business combinations, and (iv) non-cash stock-based compensation expense. Management of the Company believes that the Company’s core results of operations include (i) the sale of its products and related costs and gross margin, (ii) its on-going cash operating expenses to develop products and related selling, general and administrative functions, (iii) interest income from its cash, and (iv) its debt service and income tax expense. In addition, the Company has presented its non-GAAP cost of goods sold, non-GAAP gross margin and non-GAAP operating income. Please refer to the Reconciliation of GAAP Financial Measures to Non-GAAP Core Financial Measures in the press release for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures.
The Company has presented non-GAAP cost of goods sold, non-GAAP gross margin, non-GAAP total operating expenses, non-GAAP operating income, non-GAAP interest expense, non-GAAP other expense (income), non-GAAP income (loss) from continuing operations, and non-GAAP basic and diluted income (loss) from continuing operations per share, on a basis consistent with its historical presentation to assist investors in understanding the Company’s core results of operations on an on-going basis. The non-GAAP financial measures also enhance comparisons of the Company’s core results of operations with historical periods. The Company is providing these non-GAAP financial measures to investors to enable them to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. Management believes that these are important measures in the evaluation of the Company’s results of operations. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies.
The Company has presented the following non-GAAP financial measures:
(1) Non-GAAP Core cost of goods sold and Non-GAAP Core gross margin: the use of these non-GAAP financial measures allows management of the Company to quantify and discuss the core cost of goods sold and the core gross margins of the business on an on-going basis. Items excluded from these non-GAAP financial measures consist of the non-cash and non-core expenses and credits more fully described in items (a) and (f) in the GAAP to Non-GAAP Core Adjustments section of the press release. Management presents non-GAAP gross margin to enable investors to understand the core on-going cost of goods sold and gross margins of the Company. Management uses this non-GAAP financial measure in its evaluation of the Company’s core gross margin and trends between fiscal periods and believes this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. This non-GAAP financial measure has certain limitations in that it does not reflect all of the cost of goods sold related to the Company’s business and may not be indicative of the cash flows from operations as determined in accordance with GAAP. Management compensates for these limitations by reviewing the Company’s cash flows from operations which include all costs of goods sold of the Company.
(2) Non-GAAP Core operating expenses: the use of this non-GAAP financial measure allows management of the Company to quantify and discuss the core operating expenses of the business on an on-going basis. Items excluded from this non-GAAP financial measure consist of the non-cash and non-core operating expenses and credits more fully described in items (a) through (e) in the GAAP to Non-GAAP Core Adjustments section of the press release. Management presents non-GAAP operating expenses to enable investors to understand the core on-going operating expenses of the Company. Management uses this non-GAAP financial measure in its evaluation of the Company’s core results of operations and trends between fiscal periods and believes this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. This non-GAAP financial measure has certain limitations in that it does not reflect all of the operating costs and other costs and expenses related to the Company’s business and may not be indicative of the cash flows from operations as determined in accordance with GAAP. Management compensates for these limitations by reviewing the Company’s cash flows from operations which include all operating expenses of the Company.
(3) Non-GAAP Core operating income, Non-GAAP Core interest expense, Non-GAAP Core other expense (income), Non-GAAP Core income (loss) from continuing operations, and Non-GAAP Core basic and diluted income (loss) per share from continuing operations are mathematical subtotals, totals and resultant computations after considering the non-GAAP adjustments and measures discussed above and in items (g) through (o) in the GAAP to Non-GAAP Core Adjustments section of the press release. Management presents these non-GAAP financial measures to enable investors to understand the core on-going results of operations of the Company. Management uses these non-GAAP financial measures in its evaluation of the Company’s core results of operations and trends between fiscal periods and believes these measures are an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. These non-GAAP financial measures have certain limitations in that they do not reflect all of the operating costs and other income and expenses related to the Company’s business and may not be indicative of the cash flows from operations as determined in accordance with GAAP. Management compensates for these limitations by reviewing the Company’s cash flows from operations which include all operating costs and other income and expenses of the Company.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release of Registrant dated October 28, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
Date: October 28, 2010	By:	/s/ MARK PETERSON
		Name:	Mark Peterson
		Title:	Senior Vice President, Chief Legal Officer, and Secretary